Exhibit 99.2

Investor Presentation February 2022 A Global Cross - Exchange Digital Asset Trading Platform

Disclaimer 2 The information in this presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Abri SPAC I, Inc . (“ Abri ”) or Apifiny Group Inc . (“ Apifiny ”) . This Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Abri and Apifiny and for no other purpose . The information herein does not purport to be all - inclusive . Please refer to the merger agreement and other related transaction documents for the full terms of the transaction . Please also refer to the “Important Information About the Business Combination and Where to Find It” paragraph below . Neither Apifiny, Abri nor any of their respective affiliates have any obligation to update this Presentation . Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness . This Presentation contains preliminary information only, is subject to change at any time, is not complete and should not be assumed to be complete or to constitute all the information necessary to adequately make an informed decision regarding the proposed business combination of Apifiny and Abri . Recipients of this Presentation should each make their own evaluation of Apifiny, Abri and the potential transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Industry Data Information contained in this Presentation concerning Apifiny’s industry and the markets in which it operates, including Apifiny’s general expectations and market position, market opportunity and market size, is based on information from Apifiny management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties . In some cases, we may not expressly refer to the sources from which this information is derived . Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Apifiny’s knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable . In addition, assumptions and estimates of Apifiny’s and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause Apifiny’s future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates . Trademarks and Trade Names Abri and Apifiny own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Abri or Apifiny, or an endorsement or sponsorship by or of Abri or Apifiny . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Abri or Apifiny will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Use of Projected Financial Information This Presentation contains projected financial information with respect to Apifiny, including revenues and average daily trading volumes for 2021 to 2022 , and pro forma enterprise value . Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information . See “Forward - Looking Statements” paragraph below . Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of Abri nor the independent registered public accounting firm of Apifiny, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . Use of Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Securities Act of 1933 , as amended . Accordingly, such information and data may not be included, may be adjusted or may be presented differently, in any proxy statement to be filed by Abri with the Securities and Exchange Commission (the “SEC”) . Some of the financial information and data contained in this Presentation, such as average daily trading volumes and pro forma enterprise value, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Abri and Apifiny believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Apifiny’s financial condition and results of operations . Abri and Apifiny believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Apifiny’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Apifiny’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . Important Information About the Business Combination and Where to Find It In connection with the proposed business combination, Abri intends to file preliminary and definitive proxy statements with the SEC . The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of Abri as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters . Stockholders of Abri and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Abri’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about Abri, Apifiny and the proposed business combination . When available, the definitive proxy statement will be mailed to Abri’s stockholders as of a record date to be established for voting on the proposed business combination . Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www . sec . gov or by directing a request to : Abri SPAC I, Inc . , 2093 Philadelphia Pike # 1968 , Claymont, DE 19703 , Attention : Secretary, telephone : (650) 560 - 4753 . Participants in the Solicitation Abri, Apifiny and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Abri’s stockholders in connection with the business combination . Abri’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Abri in Abri’s final prospectus filed with the SEC on August 11 , 2021 in connection with Abri’s initial public offering . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Abri’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available . Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Abri intends to file with the SEC . Forward - Looking Statements This Presentation includes certain statements that are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . All statements, other than statements of present or historical fact included in this Presentation, regarding Abri’s proposed business combination with Apifiny, Abri’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward - looking statements . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective managements of Abri and Apifiny and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Abri or Apifiny . Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward - looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of Abri or Apifiny is not obtained ; failure to realize the anticipated benefits of business combination ; risk relating to the uncertainty of the projected financial information with respect to Apifiny ; the amount of redemption requests made by Abri’s stockholders ; the overall level of consumer demand for Apifiny’s products ; general economic conditions and other factors affecting consumer confidence, preferences, and behavior ; disruption and volatility in the global currency, capital, and credit markets ; the financial strength of Apifiny’s customers ; Apifiny’s ability to implement its business strategy ; changes in governmental regulation, Apifiny’s exposure to litigation claims and other loss contingencies ; disruptions and other impacts to Apifiny’s business, as a result of the COVID - 19 pandemic and government actions and restrictive measures implemented in response ; stability of Apifiny’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health - related concerns such as the COVID - 19 pandemic ; the impact that global climate change trends may have on Apifiny and its suppliers and customers ; Apifiny’s ability to protect patents, trademarks and other intellectual property rights ; any breaches of, or interruptions in, Abri’s information systems ; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations ; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks . More information on potential factors that could affect Abri’s or Apifiny’s financial results is included from time to time in Abri’s public reports filed with the SEC, as well as the preliminary and the definitive proxy statements that Abri intends to file with the SEC in connection with Abri’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination . If any of these risks materialize or Abri’s or Apifiny’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Abri nor Apifiny presently know, or that Abri and Apifiny currently believe are immaterial, that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Abri’s and Apifiny’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Abri and Apifiny anticipate that subsequent events and developments will cause their assessments to change . However, while Abri and Apifiny may elect to update these forward - looking statements at some point in the future, Abri and Apifiny specifically disclaim any obligation to do so, except as required by law . These forward - looking statements should not be relied upon as representing Abri’s or Apifiny’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements .

1. Clearing and settling to be launched in Q4 2022 . One World A global digital asset trading, clearing and settlement network. 1 One Market Bridges crypto and traditional asset worlds using blockchain technology. One Global Market. Trade Anytime, Anywhere. One Book Offers global transactions anytime, anywhere through one API. Company Vision 3

APIFINY

Apifiny by The Numbers

32

Global exchanges connected today

3%

Average liquidity supplied per exchange today[2]

127

Crypto-crypto and crypto-fiat pairs supported

3

Market-making and agency trading platforms launched since Q4 2020

3

New end-user facing products to launch in the next 12 months

~220

Average Bitcoins mined per year[3]

2. Average based on range of 1% to 6% of liquidity provided across all exchanges covered by Apifiny.
3. Based on the current capacity of 18 BTC mined per month at an 80% efficiency rate.

4

Apifiny, a Cross Exchange Global Digital Asset Trading Platform for Institutional Traders

Aims to Unify Fragmented Global Trading Settlement and Clearing Markets[4]

- Aims to provide professional traders with access to deep global liquidity across digital asset exchanges at the best global prices

Enables Professional Traders

- Enables execution of global, multi-exchange strategies with clearing and settling services to come in Q4 2022
- Delivers liquidity and enhanced price discovery in a simpler, faster and more cost-effective way

Spans Entire Digital Asset Trading Value Chain

From Bitcoin mining and supporting Apifiny's market-making to customer-facing, universal multi-exchange trading platform

- Apifiny solves a range of market challenges to unleash value for:
  - Brokers
  - Over-the-counter desks
  - High frequency traders
  - Institutional investors; and
  - Other professional market-makers
- Customers benefit from execution cost advantages driven by Apifiny's consolidated trading volume.

4. Clearing and settling to be launched in Q4 2022.

5

APIFINY

Investment Highlights

Large Market[5]

$1.79 trillion market capitalization for all cryptocurrency assets

High Growth Industry[6]

Global cryptocurrency market to grow with a CAGR of 56.4% from 2019 to 2025

Unique Value Proposition

Offers comprehensive and cost-effective global price discovery and execution

Innovative Technology

High-speed single API & collocated global servers

Global Compliance

Invested in compliance by working with regulators around the world

Strong Projected Revenue Growth[7]

Future revenue growth projected to grow from ~$4.9 million in 2021 to ~$32 million in 2022

Lean Infrastructure

Scalable, profitable growth with significant operating leverage

Experienced Board and Management

Deep blockchain, finance and internet tech expertise among the Directors and Management

5. Data from Coinmarketcap, as of January 19, 2022.
6. Cryptocurrency Market: Revenue Growth, Key Players, Qualitative Analysis, Quantitative Analysis, Forecast 2020-2030, December 28, 2021.
7. Unaudited management account estimates; see slide 39 "*Projected Financials.*"

6

Leaders h ip Board and Management

Tim Murphy Board Member and Chairman of Compensation Committee Laurence Charney Board Member and Chairman of Audit Committee Samuel Shen Board Member and Chairman of Nominating and Corporate Governance Committee JD Cloud & AI 20+ years in the internet and technology industries 35+ years of audit, financial advisory and directorship experience 30+ years of network and cybersecurity experience; former Deputy Director of FBI Apifiny Independent Directors 8

Haohan Xu Chief Executive Officer and Chairman of the Board Erez Simha President, Chief Financial Officer and Board Member Apifiny Executives and Senior Management Executives and Senior Management Experience from: Steve Qin Vice President of Technology & ExOne Plus General Manager 9 Jeremy Xue Chief Technology Officer

Howard Steinberg Chief Legal Officer Michael Fertman VP of Marketing Apifiny Executives and Senior Management (continued) Executives and Senior Management Experience From: Andrew Banhidi H e a d of R e s e a r c h & Te c h Sa l e s Patrick Moran Chief Compliance Officer 10

Market Opportunity

Key Growth Drivers of Crypto Expanding Global Acceptance Increased Access to Trading Familiar brands providing increased access to cryptocurrency trading Institutional and Corporate Adoption - 16% of U.S. adults have invested in, traded, or used crypto 9 - 86% of Americans have heard “at least a little” about crypto 9 Retail Adoption 86% of central banks are considering digital currencies 8 - Over $64 billion in institutional crypto AUM 10 - Corporate treasuries be g inn ing t o e m bra ce crypto assets 12 8. Bank for International Settlements which interviewed 65 central banks, February 2021. 9. Pew Research Center Survey, September 13 - 19, 2021. 10. CoinShares Digital Asset Fund Flows Weekly, May 3, 2021.

Current Crypto Exchange Annual Revenues Exceed US$61B Spot and Derivative Volume Mix by Trading Venue 12 13 A D A 4 % Annualized Volume Mix and Estimated Revenue 11 B T C 4 8 % ETH 28% L I N K 2% D O G E 4 % E O S 3% S O L 2% L T C 4 % V E T 1% B i n a n c e 3 4 % O K X 11% F T X 6% Bybit 4% CoinTiger 4% C o i n F L E X 3% KuCoin 3% H u o b i G l o b a l 3% H i t B T C 2% G a t e . i o 2% Crypto.com E x c h a n g e 2% Coinbase E x c h a n g e 2% O t h e r 23% US $61B BCH 4% 11. Annual industry revenue estimated to be 10bps for the period January 1, 2021 to November 3, 2021 spot and derivative crypto volumes (annualized). Mix of coin volume is based on 2021 spot volumes through November 30, 2021 of launch pairs. 12. Calculated using Coingecko 24h volume data of fiat and stablecoin pairs, last accessed January 9, 2022.

2 ,0 0 0 1 ,0 0 0 0 20 1 3 20 1 4 20 1 5 20 1 6 20 1 7 20 1 8 20 1 9 20 2 0 20 2 1 20 2 2 20 2 3 20 2 4 20 2 5 3 ,0 0 0 4 ,0 0 0 5 ,0 0 0 6 ,0 0 0 7 ,0 0 0 Blockchain Hashrate Expected to reach 2.5B Th/s by 2026 with a 70% CAGR from 2022 through 2026 Cryptocurrency Market Capitalization in Billions 13 (2013 - 2025) 2017 - 2020 CAGR: 173% BTC Hashrate in Millions Th/s 14 (201 0 - 2026) Projections Multi - Trillion Dollar Opportunity in a High - Growth Market Projections 13. Historical crypto market cap data from CoinMarketCap, last accessed December 31, 2021; Crypto market cap projections are based on Ark Investment forecast of Bitcoin market cap to reach $3T by 2025, assuming half is from Bitcoin. 14. Hashrate data retrieved from intotheblock.com, December 31, 2021. 14 Cryptocurrency Market C ap it a li z a t i on Exp ec t ed t o Grow to ~$6T with a 72.5% CAGR from 2013 to 2025

2 5 116 2 11 35 6 4 7 0 6 09 77 5 9 40 1, 2 6 8 1, 7 09 2 , 3 0 5 3 , 1 0 8 Total number of addresses (MM) Number of daily active addresses (MM) 5 9 2 0. 1 7 3 . 5 37.8 103.3 1 5 0. 2 2 0 5 . 4 32 7 . 0 52 0. 6 8 2 8. 8 0 0 3 9 00.0 Jan - 10 Jan - 12 Jan - 14 Jan - 16 Jan - 18 Jan - 20 Jan - 22 Jan - 24 Jan - 26 Ja n - 16 Ja n - 17 Ja n - 18 Ja n - 19 Ja n - 20 Ja n - 21 Ja n - 22 Ja n - 23 Ja n - 24 Ja n - 25 Ja n - 26 1, 3 1 9 . 3 Significant Opportunity in a High - Growth Market (cont’d) Projections Total Bitcoin Addresses and Daily Active Addresses 15 (2010 - 2026) Projections Total Ethereum Addresses and Daily Active Addresses 15 (2010 - 2026) By the end of December 2021, the total number of Bitcoin and Ethereum addresses increased to 940M and 205M, and the da il y a c ti v e add r ess e s r ea c h ed over 1 . 1M a n d 580K, r espec ti v ely 2017 - 2022 CAGR 59% 2017 - 2022 CAGR 35% 15. Data retrieved from intotheblock.com, last accessed January 22, 2022. 15

Current Market Challenges

Current Digital Asset Trading in general:

- *Fragmented*
- *Isolated*
- *Expensive*
- *Slow*
- *Inefficient*

Challenge	Description
Multiple Onboarding	Clients must go through separate onboarding and KYC processes for each exchange.
No Global Access	U.S. clients cannot onboard with exchanges outside the U.S. because they do not accept U.S. clients. Fees are high.
No Global Settlement and clearing	Settlement and clearing are done on local exchanges.
High Technology Cost	Clients need a professional team to develop and maintain the APIs on different exchanges.
Multiple Positions	Clients need to deposit positions in each exchange, severely reducing capital utilization.
High Trading Latency	Only a few exchanges support FIX API.
Security Concerns	Traders have no choices in depositing assets into the exchanges they want to trade.
Local Price Instead of Global Price	Compared to NBBO[16] in equity trading, no exchanges provide NBBO services in crypto trading.

16. National Best Bid & Offer is a regulation by the U.S. SEC that requires brokers to provide the best available ask and bid prices when buying and selling securities, respectively.

16

Apifiny Solution: One - Stop Trading, Clearing and Settlement Platform 17 (To be launched in Q4 2022) Building a vertically integrated crypto trading infrastructure for global execution

Business Overview

Business Overview



Mining
(Launched)
Market Making
(Launched)
Agency
Global Exchanges
Spread & Service Fees
Liquidity
Liquidity
Liquidity
Liquidity
Mined Bitcoins
Liquidity
ExOne™ Plus
Hedging
GBBO™ /HEX
(Launched)
Apifiny Connect™
(Launched)
ExOne™
(Launching in Q2 2022)
Listing Fees
Token Issuers
Spread & Forex
Net Commission
Net Commission
Professional Traders & OTC Desks
Small-Medium Market Makers
Clearing and Settlement (Launching in Q4 2022)

19

Sources of Revenue Spread and Service Fees N e t Com m iss ion Current Model L i s t ing F ee s Value - added Financial Service Fees, Cl e a r i n g & S e tt l e m e nt F ee s Future Model 20

APIFINY

Near-Term Product Offerings

Product Name	Offering	Addressable Market	Revenue Strategy	Availability
ExOne™ Plus	Market maker-in-a-box infrastructure including hedging strategy and multi-venue connectivity	Global exchanges	Spread and service: 1-2 bps	Launched in November 2020
Apifiny™ Connect	Access to over 25 top exchanges through one-time onboarding, one API and one deposit	High frequency traders, fee sensitive traders	Net Commission: 5-6 bps	Launched in June 2021
GBBO™/Hybrid Exchange (HEX)	Consolidated order book that offers global best bid and offer attainable through multi-currency price discovery and aggregated global liquidity	Institutions, OTC desks, brokers, retail VIPs	Spread and Forex: 13-15 bps	Launched in September 2021
ExOne™	Two-sided liquidity marketplace that connects small and medium market makers and token issuers to exchanges	Global exchanges, token issuers, small and medium market makers	Net Commission: 3-4 bps	Launching in Q2 2022

21

APIFINY

Building a More Profitable Platform for Customers

Profit Driver	Description	Value $USD *(5 BTC Trade/day)*
Global Best Price	Bitcoin Bid & Ask prices can each vary 0.7%-1.2% across exchanges.[17]	$1,344 for 1 arbitrage trade *(5 BTC @ 0.73% @ $36,861[17])*
Lower Fees	Apifiny's fees can be up to 20% lower. Fees driven by market making scale.	Up to $2,850 savings *Per month based on 10 BTC traded per day*
Higher Capital Utilization	+4x increases in capital utilization due to instant cross-exchange transfers.	Up to 4-fold increase in trading profits *Assume capital currently split across 4 exchanges*
API Management Expenses	Manage one API instead of many.	Fewer setup man-hours and fewer FTEs *For Quant Fund accessing 7 exchanges globally*
Onboarding and Admin	Onboard with one trading market instead of many.	Fewer setup man-hours and fewer FTEs *For Quant Fund accessing 7 exchanges globally*
Speed	FIX API achieves up to 5,000 TPS. Market data feed updates every 10ms to 100ms. Colocation with connected exchanges reduces latency.	Utilize global arbitrage opportunities in the market.
Pricing and Liquidity	Superior liquidity and tighter spreads from aggregating multiple order books into one, and less slippage driven by greater order book depth.	$1,344 for 1 arbitrage trade *(5 BTC @ 0.73% @ $36,861[17])*

17. Apifiny Connect Market Data snapshot on January 28, 2022 and exchange tiered pricing schedules and market prices on January 28, 2022.

22

32 Leading Exchanges Connected Across 5 Continents Currently supplying 1% - 6% of liquidity in each exchange: 23

APIFINY

Business Growth Strategy

Expand Institutional Client Base

Generate **~$35B** in total trading volume from institutional and professional traders by the end of 2022 though direct Go-To-Market approach combined with online marketing

Increase Penetration

Grow from supplying 1%-6% of liquidity per existing exchange currently to **>10%** by 2022 and increase **3X-5X** the number of trading pairs in each exchange

Cross-Sell

Accelerate cross-sell among products with the launch of GBBO™/HEX, a standalone exchange and complimentary unique hedging product

New Product and Service Offerings

- Instant transfer
- Data monetization
- Listing services
- Price protection
- Clearing & settlement services

M&A

Acquire installed user base through acquisitions of global exchanges outside of U.S. in order to monetize Apifiny ecosystem within acquired targets

24

APIFINY

Dedicated to Regulatory Compliance & Customer Protection

Building a Trusted Platform Based on Robust Compliance and Internal Controls


FINRA regulated securities broker-dealer
Money Services Business Licenses (MTL)
Know Your Customer (KYC)[18]
Sanction Screening
Transaction Monitoring
Auditing

Money Services Business Licenses (MTL)

- Approved in **31** states

Know Your Customer (KYC)

- Customer Identification Program (CIP)
- Customer Due Diligence (CDD)
- Third-party background checks
- Periodic review of higher-risk customers

Sanction Screening

- OFAC, EU, Asia, International, Oceania and Latin America sanctions lists
- Politically exposed person (PEP) screening in all major continents
- Global customer screening for criminal watch lists including Interpol, EU consolidated lists, FBI and U.S. Most Wanted Fugitive List

Transaction Monitoring

- Abnormal user activity detection
- High-risk jurisdiction activities monitoring with customizable rules
- Currency transaction reporting (CTR), suspicious activity reporting (SAR) and filings to EU Financial Intelligence Unit

Auditing

- Retain accounting firm to conduct periodic internal audits

18. Powered by IdentityMind's patented digital identities database.

25

APIFINY

ExOne™ Plus: Global Market Making for Digital Asset Exchanges

(Launched in November 2020)


Exchanges
Liquidity
Rebate & Service Fees: 1-2 BPS
ExOne™ Plus
Liquidity
Mined Bitcoins

Proprietary market making solution provides customizable, deep and organic liquidity for global digital asset exchanges.

- **Deep Global Liquidity Pool:** supports 4 fiat currencies and 47 cryptocurrencies.
- **Market Making Infrastructure "In A Box":** acts as maker or taker on all unfilled orders with proprietary hedging strategies.
- **Organic Liquidity:** intra-exchange price discovery to provide liquidity without relying on any single hedging platform.
- **Less Slippage:** generates global order book depth to increase liquidity and reduce slippage on large orders.
- **Tighter Spreads, More Depth:** proprietary platform, global price discovery and capital access provide tighter spreads and greater order book depth.
- **Ongoing Bitcoin Supply:** ongoing bitcoin mining operation enhances liquidity.
- **Advanced Technology:** matching engine performance over 30k orders per symbol; sustained 5,000 TPS with sub 10 MS average trade latency.

26

ExOne™ Plus Competitive Advantages[19]

Feature	ExOne™ Plus	Alameda Research	Jump Trading
Market making for exchanges	✓	✓	✓
Market making for token issuers	✓	✓	✓
Market making for non-USD EUR exchanges	✓	✗	✗
Proprietary exchange	✓	✗	✗

19. Apifiny Product Management data.

27

Apifiny™ Connect: Trade Anywhere In The World

(Launched in June 2021)

- Faster access and easier reallocation of assets using one set of APIs
- Unlocks access to local exchanges via a single account
- Easily execute strategies across crypto-to-crypto and crypto-to-fiat pairs


Exchanges
Apifiny™ Connect
Commission: 5-6 bps
Professional Traders

- **Global Trading:** a custom subset of leading connected exchanges to implement trading strategy.
- **Lower Fees:** reduces fees by leveraging Apifiny's global reach and trading volume.
- **Robust APIs:** manages the infrastructure and connectivity to enable efficient execution.
- **Streamlined Onboarding:** one onboarding process for access to all 25 connected exchanges and deposit, withdraw and transfer through API.
- **Instant Reallocation:** reallocates assets instantly between sub-accounts.
- **Advanced Technology:** RESTful, Websocket and FIX supported; sustained 2,000 TPS with less than 2.5 MS for order handling latency; throttling limits (20/sec), less stringent than most venues (10/sec).

28

Apifiny™ Connect Competitive Advantages[20]

Feature	Apifiny™ Connect	SFOX	Bequant	FalconX	Tagomi (Coinbase)
Order routing to major exchanges	✓	✓	✓	✓	✓
Non-USD(Ⓢ) exchange support	✓	✗	✓	✗	✗
Self-selectable order routing	✓	✗	✗	✗	✗
Real-time rebalance across exchanges	✓	✗	✗	✗	✗

20. Apifiny Product Management data.

29

Apifiny Connect Colocation: Reducing Latency by >90%[21]

(Launched in Q4 2021; 8 sites in place to date covering the largest exchanges; more are being added)

- Global digital asset trading volume is dynamically distributed across different time zones
- Apifiny implements globally-distributed servers close to the top exchanges in various time zones to aggregate global liquidity for fastest response time


CDN

Traditional Trading Mode

Trading through CDN with latency


AWS Server
Colocation
CDN
Apifiny

Apifiny Colocation Mode

Colocation servers directly connect to exchanges with very low delay (sub Ms ping time)

21: Apifiny's internal estimate: without colocation, the order latency ranges from 20ms to 200ms; with colocation, order latency is typically within 1ms.

30

APIFINY

GBBO™/Hybrid Exchange (HEX): A Unified, Global Order Book

(Launched in September 2021)


Exchanges
GBBO™/ HEX
Spread & Forex: 13-15 bps
Professional Traders

Combines Centralized Exchange (CEX) & Decentralized Exchange (DEX) with institutional-grade compliance

- **Unified Order Book:** unified order book with single onboarding process including HEX and digital asset trading network exchanges.
- **Transparent Pricing:** real-time dynamic maker/taker feed provides a transparent and incentive-based trading experience.
- **DEX Security and CEX Compliance:** decentralized wallets vetted by rigorous compliance protocols for additional security.
- **Deeper Global Liquidity:** deep, predictable global liquidity sourced via DEX automated market making (AMM) and digital asset trading network.
- **Global Arbitrage Opportunities:** separate order books for buying and selling capture and facilitate global arbitrage opportunities in a single click.
- **Advanced Technology:** smart order routing and matching engine technology for optimum price discovery and execution; same API calls as Apifiny Connect with HEX as a destination.

31

GBBO™/HEX: Combines Centralized and Decentralized Exchanges

Traditional Crypto Exchanges

- 🙂 High performance Central Limit Order Book (CLOB)
- 🙂 Low transaction fees
- 🙂 Maintains user and trading method privacy
- 🙂 Robust compliance
- 🙁 Rely on external market makers for the provision of liquidity in the book
- 🙁 Misaligned incentives between users and company resulting in less liquidity
- 🙁 Probabilistic liquidation algorithms

APIFINY

- 🙂 Global best price discovery across leading digital asset trading network exchanges
- 🙂 Proprietary hybrid order book combines automated market maker (AMM) liquidity pool and an aggregated order book
- 🙂 Deterministic AMM liquidity with predictable pricing and depth plus liquidity from leading global exchanges
- 🙂 No taker fees or gas fees
- 🙂 Institutional-grade compliance framework
- 🙂 High performance and transaction throughput
- 🙂 Maintains user and trading method privacy

Decentralized Finance Exchanges

- 🙂 Liquidity Pools align interests and attract deep and stable liquidity
- 🙂 Deterministic liquidity and lending with predictable pricing and depth across market conditions
- 🙁 Lack of compliance
- 🙁 Lack of scalability
- 🙁 High transaction costs
- 🙁 Lack of privacy
- 🙁 Lack of support for high frequency trading

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APIFINY

GBBO™/HEX Competitive Advantages [22]

Feature	GBBO™/HEX	Woo Trade	CyberX
Source liquidity from multiple exchanges	✓	✓	✓
Source liquidity from Automated Market Making (AMM)	✓	✗	✗
Zero taker fee	✓	✓	Unknown
Cross-fiat currency price discovery	✓	✗	✗
Compliant in major countries	✓	✗	✗

22. Apifiny Product Management data.

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APIFINY

ExOne™: A Two-Sided Marketplace with a One-Stop Shop Solution

(Launching in Q2 2022)

To attract mass volume of liquidity for both traders and token issuers.


Exchanges
Payout
Net commission: 3-4 bps
Market Makers
ExOne™
Listing fees
Token Issuers
• Easy paperless contract process

- **Global Consolidated Liquidity Pool:** aims to connect all participants including exchanges, OTC desks, market makers and issuers.
- **Tighter Spreads:** matching engine hosts a variety of order flows, including liquidity provision from market makers and orders with tighter spreads from OTC desks and brokers.
- **Organic Uncorrelated Markets**: to allow market makers to create organic uncorrelated markets, retaining quotes even if quotes on other exchanges move.
- **Incentive Driven:** rebates for liquidity providers in the form of future tokens.
- **Privacy Protection:** displays sensitive information only through API.
- **Advanced Technology:** sustains 500 TPS with sub 10 MS average matching engine trade latency.

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ExOne Ρ Feature HummingBot Institutional market maker fees for users One - time onboarding for unlimited number of exchanges and token issuers Colocation Exchanges as liquidity buyers Preconfigured market making bot ExO n e Ρ C o mp e titive Advantages 23 35 23. Apifiny Product Management data.

Market Data Service (Launching in Q3 2022) 36 Institutional - Grade, Real - Time and Historical Crypto Data • Easy to use : one API (REST/WebSocket) to feed data from 32 leading global exchanges • Comprehensive : to include order book, best bid and offer, trade and ticker data • Standardized : all data will be normalized into a standardized format • Customizable : customizable data to be provided according to client needs • Exclusive : to feed next level data, such as verified trades • Subscription based model

Settlement And Clearing ( Launching in Q4 2022) 37 To create a centralized clearing and settlement infrastructure to our customers • Centralized custody location connected to Apifiny • Customers can utilize their custody account to trade globally through Apifiny • Eliminate the need for pre - funding on each exchange • Apifiny will manage available trading balance of each trader vis - a - vis the exchanges • A global wallet

Financials & Transaction Summary

4 ,8 78 3 2 ,1 5 5 2021A 24 2 0 22 E 25 Projected Financials R e ve n ue ($’000) Average Daily Trading Volume ($’000) 39 24. Unaudited, management account estimates. 25. Management projections do not take into account any new capital injection. Data monetization and other product and service offerings are not included in the projections. “Revenue” refers to the net revenue after subtracting payment to exchange partners. 26. Assuming the projected 2022FY average quarterly daily trading volume is $5.5m from the four trading products. 3 1,813 2 0 2 ,380 2021A 24 2 0 22 E 2 5 2 6 559% 536%

APIFINY

Illustrative Transaction Summary

Sources & Uses

Sources	Amount ($MM)
Cash Held in SPAC Trust [27]	$57.3
Apifiny Shareholder Equity Rollover	$450.0
Equity Issued for SPAC Sponsor	$17.3
Apifiny Net Debt	$1.6
Total Sources	**$526.2**

Uses	Amount ($MM)
Apifiny Shareholder Equity Rollover	$450.0
Equity Issued for SPAC Sponsor	$17.3
Cash to Balance Sheet [27]	$53.4
Assumed Transaction Expenses	$5.1
Total Uses	**$526.2**

Pro Forma Valuation

Particulars	Amount ($MM)
Share Price	$10.0
Pro Forma Shares Outstanding [28 29]	53.4
Pro Forma Equity Value	**$534.1**
(+) Pro Forma Debt	-
(-) Pro Forma Cash [30]	$53.9
Pro Forma Enterprise Value	**$480.3**

Pro Forma Ownership


SPAC Sponsor & Others 5.0%
SPAC Public Shareholders 10.7%
Apifiny Shareholders 84.3%

27. Assumes no redemptions.
28. Not taking into consideration the private and public warrants striking at $11.50/share.
29. Does not reflect earn-out shares issued to company upon achieving certain milestones.
30. Assuming no redemptions and including Apifiny's net debt as of September 30, 2021.

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Risk Factors 41 Investing in Apifiny involves a high degree of risks . Investors should carefully review and consider the information contained in this Presentation and other public filings made and to be made with the SEC by ABRI in evaluating the business combination before investors decide whether to vote or instruct their votes to be cast to approve the business combination described in this Presentation . Apifiny, Abri or ABRI Merger Sub, Inc . (“Merger Sub”) may face risks and uncertainties that are not presently known to Apifiny, Abri or Merger Sub, or that Apifiny, Abri or Merger Sub currently deems immaterial, that may impair Apifiny’s, Abri’s or Merger Sub’s business or financial condition and could adversely affect the consummation of the business combination and the trading price of Abri’s common stock . These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by ABRI and the following : • the ability of Apifiny to compete effectively in a highly competitive industry and market; • Apifiny’s ability to fully develop and test its trading platforms; • the ability of Apifiny’s trading platforms to support more types of digital assets as compared to a more mature digital asset s exchange with diverse types of supported digital assets; • the ability of Apifiny to maintain its commercial relationships with other digital asset exchanges, third parties and other service providers on the same terms and at the same cost as Apifiny currently is able to; • Apifiny’s ability to prevent bugs, technical defects and errors as well as service level disruptions in its products and serv ices; • Apifiny’s ability to adapt or respond to new products or services, list new digital assets or include them into its products and services due to technical, legal, regulatory and/or resource constraints; • Apifiny’s and its custody service provider’s ability to safeguard and adequately custody its customers’ digital assets; • Apifiny’s ability to effectively manage its growth, particularly in relation to the scaling of operations while maintaining e ffective control of operations, processes and technology; • the ability to maintain existing customers, to attract new customers and to protect and enhance Apifiny’s corporate reputatio n and brand; • the ability of Apifiny to recruit, train, motivate and/or retain talented, experienced and committed personnel to operate and gr ow Apifiny’s business; • the impact from future regulatory, judicial and legislative changes in Apifiny’s industry; • the uncertain effects of the COVID - 19 pandemic; • competition from larger technology companies that have greater resources, technology, relationships and/or expertise; • risks inherent in the digital asset industry, including but not limited to political, economic or other crises that may motivate large - scale sales of digital assets, increased regulation and banning of digital assets and related business activities in various jurisdictions and the manipulation of blockchain networks by malicious actors; • Apifiny’s ability to predict, identify and ultimately prevent cyberattacks or security breaches of Apifiny’s platform; • the future financial performance of the combined company following the business combination including the ability of future revenues to meet projected annual bookings; • the ability of Apifiny to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; • the ability of Apifiny to generate sufficient revenue from each of its revenue streams; • the ability of Apifiny’s patents and patent applications to protect Apifiny’s core technologies and intellectual property fro m competitors; • Apifiny’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, adver tisements, product sales and/or services; • Apifiny’s ability to execute its business plans and strategy; • changes in U.S. federal income tax and non - U.S. tax treatment of digital assets and/or changes in worldwide tax laws; and • such other risk factors set forth in Abri’s documents to be filed with the SEC. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ABRI and Apifiny prove incorrect, this may adversely impact any or all of Apifiny’s reputation, brand, price of common stock, business, operating results and/or financial condition .

Glossary

- AMM – Automated Market Making
- API – Application Programming Interface
- ATS - Alternative Trading Systems
- AUM - Assets Under Management
- AWS – Amazon Web Services
- bps – Basis Points (1/100th of a percent)
- BTC - Bitcoin
- CAGR – Compounded Annual Growth Rate
- CDD – Customer Due Diligence
- CDN – Content Delivery Network
- CEX – Centralized Exchange
- CIP – Customer Identification Program
- CLOB – Centralized Limit Order Book
- CTR – Currency Transaction Report
- DEX – Decentralized Exchange
- DTCC - Depository Trust & Clearing Corporation
- EBITDA – Earnings before Interest, Taxes, Depreciation and Amortization
- EV – Enterprise Value
- FIX – Financial Information Exchange
- Forex – Foreign Exchange
- FTE – Full-Time Equivalent
- Hashrate – Mining Speed
- KYC – Know Your Customer
- MS - Millisecond
- MTL – Multiple Transaction Log
- NBBO - National Best Bid and Offer
- OFAC – Office of Foreign Assets Control
- OTC – Over The Counter
- PEP – Politically Exposed Person
- REST - Representational State Transfer
- SAR – Suspicious Activity Report
- Th/S – Terahashes per Second (Total Hashrate)
- TPS – Transactions per Second

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